UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 22, 2007

(Date of Earliest Event Reported)

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-24218	95-4782077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6922 Hollywood Boulevard

12th Floor

Los Angeles, California 90028

(Address of principal executive offices) (Zip Code)

(323) 817-4600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 22, 2007, Gemstar-TV Guide International, Inc. (the “Company”) announced that the arbitrators had reached a ruling in the arbitration with its former chairman and chief executive officer, Henry Yuen, in the matter captioned Henry Yuen v. Gemstar-TV Guide International, Inc., American Arbitration Association Case No. 13 Y 116 01305 03.

A copy of the press release of the Company dated January 22, 2007 in respect of the arbitrator’s ruling is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Gemstar-TV Guide International, Inc. dated January 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

By:	/s/ Stephen H. Kay
Stephen H. Kay Executive Vice President, General Counsel and Secretary

Date: January 23, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Gemstar-TV Guide International, Inc. dated January 22, 2007.